                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-4132

                        RIVERSOURCE SELECTED SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 3/31

Date of reporting period: 3/31

Annual Report
and Prospectus

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE(R)
PRECIOUS METALS AND MINING FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2007
(Prospectus also enclosed)

RIVERSOURCE PRECIOUS METALS AND
MINING FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS

Fund Snapshot.......................      3

Performance Summary.................      5

Questions & Answers
   with Portfolio Management........      7

The Fund's Long-term Performance ...     12

Fund Expenses Example...............     14

Investments in Securities...........     16

Financial Statements................     19

Notes to Financial Statements.......     23

Report of Independent Registered
   Public Accounting Firm...........     41

Federal Income Tax Information......     42

Board Members and Officers..........     44

Proxy Voting........................     47

          (DALBAR LOGO)

The RiverSource mutual fund
shareholder reports have been
awarded the Communications Seal
from Dalbar Inc., an independent
financial services research firm.
The Seal recognizes communications
demonstrating a level of
excellence in the industry.

--------------------------------------------------------------------------------

 2 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

FUND SNAPSHOT AT MARCH 31, 2007

FUND OBJECTIVE

RiverSource Precious Metals and Mining Fund (the Fund) seeks to provide shareholders with long-term growth of capital.

SECTOR BREAKDOWN

Percentage of portfolio assets

Palladium mining                 0.5%
Diamond mining                   2.3%
Uranium mining                   3.1%
Potash mining                    5.4%
Platinum mining                  6.0%        (PIE CHART)
Gold mining                     60.4%
Other metals & mining           11.5%
Silver mining                    9.9%
Cash & cash equivalents*         0.9%

* Of the 0.9%, 0.8% is due to security lending activity and 0.1% is the Fund's cash equivalent position.

TOP TEN HOLDINGS

Percentage of portfolio assets

Freeport-McMoRan Copper & Gold
   (United States)                    6.3%
Kinross Gold (Canada)                 5.0%
Goldcorp (Canada)                     3.9%
Agnico-Eagle Mines (Canada)           3.9%
PAN American Silver (Canada)          3.7%
Gammon Lake Resources (Canada)        3.4%
Randgold Resources ADR (South
   Africa)                            3.3%
Silver Wheaton (Canada)               3.3%
Potash Corporation of Saskatchewan
   (Canada)                           3.1%
Silver Standard Resources (Canada)    3.0%

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

The RiverSource Precious Metals and Mining Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the fund's prospectus for specific risks associated with the Fund.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Investments small- and in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  3

FUND SNAPSHOT AT MARCH 31, 2007

STYLE MATRIX

(STYLE MATRIX GRAPHIC)

          STYLE

VALUE     BLEND      GROWTH
             X                  LARGE
             X                  MEDIUM      SIZE
             X                  SMALL


Shading within the style matrix indicates areas in which the Fund generally invests.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and serves as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

TOP FIVE COUNTRIES

Percentage of portfolio assets

Canada                               60.5%
United States                        18.7%
South Africa                         11.0%
United Kingdom                        3.4%
Russia                                2.4%

PORTFOLIO MANAGERS

                             YEARS IN INDUSTRY
Clay Hoes                           14

FUND FACTS

                        TICKER SYMBOL   INCEPTION DATE
Class A                     INPMX          4/22/85
Class B                     INPBX          3/20/95
Class C                        --          6/26/00
Class I                        --          7/15/04
Class R4(1)                 AEVYX          3/20/95

(1)  Effective Dec. 11, 2006, Class Y was renamed
     Class R4.

Total net assets            $117.2 million
Number of holdings                      52

--------------------------------------------------------------------------------

 4 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

PERFORMANCE SUMMARY

                             PERFORMANCE COMPARISON
                       For the year ended March 31, 2007

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

RiverSource Precious Metals and Mining Fund Class
  A (excluding sales charge)                            +9.00%

Philadelphia Stock Exchange Gold & Silver Index
  (unmanaged)                                           -1.96%

Lipper Gold Funds Index                                +13.15%

(see "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.

ANNUAL OPERATING EXPENSE RATIO (AS OF THE CURRENT PROSPECTUS)

                                                               TOTAL
Class A                                                        1.40%
Class B                                                        2.15%
Class C                                                        2.15%
Class I                                                        0.97%
Class R4(a)                                                    1.28%

(a)  Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  5

PERFORMANCE SUMMARY

AVERAGE ANNUAL TOTAL RETURNS

AT MARCH 31, 2007
                                                                                     SINCE
WITHOUT SALES CHARGE                   1 YEAR    3 YEARS    5 YEARS    10 YEARS    INCEPTION
 Class A (inception 4/22/85)           +9.00%    +12.70%    +22.75%     +7.22%       +8.27%
 Class B (inception 3/20/95)           +8.13%    +11.83%    +21.83%     +6.39%       +8.36%
 Class C (inception 6/26/00)           +8.14%    +11.85%    +21.84%       N/A       +23.21%
 Class I (inception 7/15/04)           +9.39%       N/A        N/A        N/A       +24.68%
 Class R4* (inception 3/20/95)         +9.18%    +12.94%    +22.99%     +7.41%       +9.40%

WITH SALES CHARGE
 Class A (inception 4/22/85)           +2.73%    +10.49%    +21.31%     +6.58%       +7.97%
 Class B (inception 3/20/95)           +3.38%    +10.75%    +21.65%     +6.39%       +8.36%
 Class C (inception 6/26/00)           +7.19%    +11.85%    +21.84%       N/A       +23.21%

Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 are available to institutional investors only.

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

 6 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS WITH PORTFOLIO MANAGEMENT

Below, portfolio manager Clay Hoes discusses RiverSource Precious Metals and Mining Fund's results and positioning for the fiscal year ended March 31, 2007. Effective Nov. 1, 2006, the Fund was renamed RiverSource Precious Metals and Mining Fund.

Q: How did RiverSource Precious Metals and Mining Fund perform for the 12 months ended March 31, 2007?

A: RiverSource Precious Metals and Mining Fund's Class A shares (excluding sales charge) increased 9.00% for the 12 months ended March 31, 2007. The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold & Silver Index (Philadelphia Index), which decreased 1.96% for the same time frame. The Fund's peer group, as represented by the Lipper Gold Funds Index, increased 13.15% for the year.

Q: What factors most significantly affected performance?

A: The precious metals market experienced significant volatility during the Fund's fiscal year. Precious metal and commodity prices, in general, had been trending upward since 2001. The Fund took advantage of the opportunities created by the very favorable environment, which continued through the early months of this fiscal period. However, the backdrop shifted dramatically in May 2006 when the prices of most commodities -- oil, gas and precious metals -- peaked. For example, gold fell sharply from $725 to $550 an ounce between May 11 and June 10, 2006. The large and broad-based correction in the precious metals market was unexpected. Since then there have been several rallies, but most commodities have remained within a narrow trading range.

   The Fund outperformed the Philadelphia Index, largely due to its smaller average market capitalization. Beginning in December 2006, larger cap companies in the precious metals and mining universe significantly lagged their mid-cap and small-cap peers as higher costs for resources such as energy, steel and labor began to squeeze large-cap profit margins. In addition, mid-cap and small-cap companies advanced as they became attractive takeover targets for larger companies seeking to replace depleted production. The Philadelphia Index has substantial weightings in large-cap companies such as Newmont Mining, Barrick Gold, Goldcorp, AngloGold Ashanti and Freeport-McMoRan Copper & Gold. The Fund had positions in these stocks, but its exposures were meaningfully less than those of the benchmark, which helped performance.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  7

QUESTIONS & ANSWERS

   During the period, the Fund's exposure to platinum and palladium, which are used for automobile catalytic converters, had a favorable impact on the Fund's results, as these stocks benefited from increased focus for environmental issues.

Q: What changes did you make to the Fund and how is it currently positioned?

A: The most significant repositioning during the year was a reduction in the Fund's allocation to large-cap companies and increased emphasis on small- and mid-cap companies. We decreased exposure to Newmont Mining, Barrick Gold, Goldcorp and Agnico-Eagle Mines, which had been substantial positions, and redirected a portion of those assets to Freeport-McMoRan Copper & Gold which had acquired Phelps Dodge. We anticipate a positive outcome from the integration of those two companies.

   THE MOST SIGNIFICANT REPOSITIONING DURING THE YEAR WAS A REDUCTION IN THE FUND'S ALLOCATION TO LARGE-CAP COMPANIES AND INCREASED EMPHASIS ON SMALL- AND MID-CAP COMPANIES.

   We initiated positions in small-cap companies such as Aber Diamond and Shore Gold, two Canadian diamond companies, and Red Back Mining, a gold mining company. Furthermore, we increased the Fund's exposure to several small-cap platinum companies such as Anglo Platinum and Impala Platinum Holdings.

   Seeking to capitalize on a promising outlook for platinum and palladium, we also established a position in Johnson Matthey, the dominant refiner of these two metals. Platinum and palladium are typically less correlated with the metals market because they are typically affected by environmental issues. Growing attention to global warming, recent Supreme Court action on the subject and the implementation of global regulations on the use of catalytic converters for diesel engines all suggest continued growth opportunities.

   We maintained the Fund's silver stock positions, which represented about 10% of the Fund's portfolio at the end of the period. This positioning had a neutral impact on performance for the full year, but began to have a favorable effect toward the end of the fiscal year.

--------------------------------------------------------------------------------

 8 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

QUESTIONS & ANSWERS

   As of November 2006, the Fund is able to hold up to 35% of its assets in non-precious metals stocks, an increase from the prior limit of 20%. We believe the ability to invest more of the Fund's assets in commodities or other mining activities will be beneficial, particularly in periods of declining gold prices. Applying this greater flexibility, we added several fertilizer stocks such as Potash Corporation of Saskatchewan to the Fund's portfolio. We believe these companies will benefit from growing ethanol production and more emphasis on "food for fuel" strategies. Specifically, we see President Bush's mandate for replacing 20% of U.S. gasoline consumption with ethanol within 10 years as a driver for these stocks.

   We continue to closely monitor the Fund's annual turnover, which was 114% for this fiscal year, a significant reduction from previous fiscal years. Though we made substantial changes to the portfolio this year, we implemented them in a gradual fashion in order to manage the impact on the Fund's expenses.

Q: How do you intend to manage the Fund in the coming months?
A: We believe we have positioned the portfolio to benefit from anticipated mergers and acquisitions activity targeting small- and mid-cap stocks in our universe. We have also established a meaningful allocation to silver stocks because the industrial uses for the metal -- for example in photographic and health care applications -- expand demand beyond just the investment component. Our emphasis on platinum and palladium is for similar reasons. Given the clean air and environmental issues before us, we think platinum and palladium can continue to perform well in the foreseeable future. We are also looking for continued support for fertilizer stocks for both their food and energy applications. We will likely be quite selective in the remaining commodities.

   WE BELIEVE WE HAVE POSITIONED THE PORTFOLIO TO BENEFIT FROM ANTICIPATED MERGERS AND ACQUISITIONS ACTIVITY TARGETING SMALL- AND MID-CAP STOCKS IN OUR UNIVERSE.

--------------------------------------------------------------------------------

            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  9

QUESTIONS & ANSWERS



   There may be some opportunity among coal stocks, which are looking more attractive to us after lagging much of the energy sector due to increased supply, higher inventories and the warm winter weather. As the usage of coal for energy production increases, there may be greater growth in this segment. Despite negative views on the carbon dioxide output of burning coal, it is the only fuel that is plentiful in the U.S., so it is likely to be part of the energy security policy. Opportunistic additions to coal stocks are possible in the future.

   We expect that gold prices will move gradually higher as the dollar remains weak, which we think will be the case for the foreseeable future. There has been talk among OPEC, Russia and China about a desire to use a basket of currencies, rather than the dollar to sell their commodities, in order to reduce the risks of dollar exposure. This combined with the potential for higher inflationary trends on a global basis could support gold prices going forward. Although we are not particularly bullish on gold, the weak dollar and inflationary trends support holding gold in the Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource Fund.

--------------------------------------------------------------------------------

 10 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Precious Metals and Mining Fund Class A shares (from 4/1/97 to 3/31/07) as compared to the performance of two widely cited performance indices, the Philadelphia Stock Exchange Gold & Silver Index and the Lipper Gold Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS

Results at March 31, 2007
                                                                                      SINCE
                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS   INCEPTION(3)
RIVERSOURCE PRECIOUS METALS AND MINING FUND
(INCLUDES SALES CHARGE)
 Class A Cumulative value of $10,000      $10,273   $13,489   $26,271   $18,916       $53,785
        Average annual total return        +2.73%   +10.49%   +21.31%    +6.58%        +7.97%
PHILADELPHIA STOCK EXCHANGE GOLD & SILVER INDEX(1)
        Cumulative value of $10,000        $9,804   $13,540   $20,688   $15,233       $19,115
        Average annual total return        -1.96%   +10.63%   +15.65%    +4.30%        +3.00%
LIPPER GOLD FUNDS INDEX(2)
        Cumulative value of $10,000       $11,315   $17,645   $31,909   $23,993       $39,191
        Average annual total return       +13.15%   +20.84%   +26.12%    +9.14%        +6.43%

Results for other share classes can be found on page 6.

--------------------------------------------------------------------------------

 12 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED BOND FUND LINE GRAPH)

               RiverSource          Philadelphia              Lipper Gold
             Precious Metals       Stock Exchange            Funds Index(2)
             and Mining Fund       Gold & Silver
                Class A               Index(1)
               (includes
              sales charge)

'97             9,425                   10,000                   10,000
'98             6,326                    7,918                    6,655
'99             5,099                    5,840                    5,119
'00             4,634                    5,657                    4,744
'01             4,297                    4,872                    4,360
'02             6,787                    7,362                    7,520
'03             7,062                    7,093                    7,901
'04            13,215                   11,252                   13,597
'05            10,580                   10,168                   12,608
'06            17,354                   15,538                   21,205
'07            18,916                   15,233                   23,993

(1) The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Gold Funds Index includes the 10 largest gold funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from April 22, 1985. Philadelphia Stock Exchange Gold and Silver Index and Lipper peer group data is from May 1, 1985.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the acquired funds expense ratio as of the most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2007.

ACTUAL EXPENSES

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

 14 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

                             BEGINNING         ENDING         EXPENSES
                           ACCOUNT VALUE   ACCOUNT VALUE     PAID DURING     ANNUALIZED
                           OCT. 1, 2006    MARCH 31, 2007   THE PERIOD(A)   EXPENSE RATIO
 Class A
   Actual(b)                  $1,000         $1,158.40         $ 7.80           1.45%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,017.70         $ 7.29           1.45%
 Class B
   Actual(b)                  $1,000         $1,153.30         $11.86           2.21%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,013.91         $11.10           2.21%
 Class C
   Actual(b)                  $1,000         $1,154.10         $11.87           2.21%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,013.91         $11.10           2.21%
 Class I
   Actual(b)                  $1,000         $1,160.30         $ 5.55           1.03%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,019.80         $ 5.19           1.03%
 Class R4
   Actual(b)                  $1,000         $1,158.90         $ 6.94(c)        1.29%
   Hypothetical
   (5% return before
   expenses)                  $1,000         $1,018.50         $ 6.49(c)        1.29%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2007: +15.84% for Class A, +15.33% for Class B, +15.41% for Class C, +16.03% for Class I and +15.89 for Class R4.
(c) In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from an account-based fee to an asset-based fee, and adopting a plan administration services agreement. In addition, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2008, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.32% for Class R4. Any amounts waived will not be reimbursed by the Fund. These changes were effective Dec. 11, 2006. If these changes had been in place for the six-month period ended March 31, 2007, the actual expenses paid for Class R4 would have been $7.16 and the hypothetical expenses paid for Class R4 would have been $6.69.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  15

INVESTMENTS IN SECURITIES

MARCH 31, 2007
(Percentages represent value of investments compared to net assets)

COMMON STOCKS (98.0%)(c)
ISSUER                                            SHARES                   VALUE(A)
AUSTRALIA (0.9%)
Sino Gold Mining                                    204,082(b)           $1,033,413
-----------------------------------------------------------------------------------

BRAZIL (2.1%)
Companhia Vale do Rio Doce ADR                       65,646               2,428,246
-----------------------------------------------------------------------------------

CANADA (59.8%)
Aber Diamond                                         56,667               2,113,396
Agnico-Eagle Mines                                  128,422               4,548,707
Alamos Gold                                         300,000(b)            1,910,232
Aurelian Resources                                   10,000(b)              264,054
Banro                                                30,271(b)              328,066
Barrick Gold                                        120,474               3,439,533
Centerra Gold                                       210,562(b)            1,929,937
Crystallex Intl                                     180,000(b)              666,000
Eastern Platinum                                    709,341(b)            1,265,901
Eldorado Gold                                       550,000(b)            3,216,207
Equinox Minerals                                    600,000(b)            1,179,926
First Quantum Minerals                               44,887               2,990,367
Gabriel Resources                                   500,000(b)            1,862,585
Gammon Lake Resources                               225,000(b)            3,956,909
Goldcorp                                            189,585               4,553,832
High River Gold Mines                               644,442(b)            1,200,328
IAMGOLD                                             313,643               2,420,978
Ivanhoe Mines                                       191,055(b)            2,234,445
Kinross Gold                                        418,258(b)            5,775,773
Lundin Mining                                       150,000(b)            1,669,829
PAN American Silver                                 144,669(b)            4,280,756
Potash Corporation of Saskatchewan                   22,313               3,568,519
Red Back Mining                                     423,117(b)            1,671,486
Shore Gold                                           90,000(b)              590,223
Silver Standard Resources                           101,118(b)            3,524,973

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)
CANADA (CONT.)
Silver Wheaton                                      400,000(b)           $3,787,544
SXR Uranium One                                     164,327(b,e)          2,266,363
Yamana Gold                                         200,000               2,874,570
                                                                    ---------------
Total                                                                    70,091,439
-----------------------------------------------------------------------------------

PAPUA NEW GUINEA (1.0%)
Lihir Gold                                          436,876(b)            1,152,048
-----------------------------------------------------------------------------------

RUSSIA (2.3%)
MMC Norilsk Nickel ADR                               10,000               1,900,000
Polyus Gold ADR                                      17,662(b)              853,075
                                                                    ---------------
Total                                                                     2,753,075
-----------------------------------------------------------------------------------

SOUTH AFRICA (10.9%)
Anglo Platinum                                       10,144               1,601,441
AngloGold Ashanti ADR                                26,624               1,187,164
Gold Fields ADR                                      72,895               1,347,100
Harmony Gold Mining ADR                              85,117(b)            1,183,126
Impala Platinum Holdings                             48,548               1,526,902
Platmin                                             118,674(b)              771,071
Randgold Resources ADR                              160,000               3,825,600
UraMin                                              258,952(b)            1,332,380
                                                                    ---------------
Total                                                                    12,774,784
-----------------------------------------------------------------------------------

UNITED KINGDOM (3.4%)
Johnson Matthey                                      67,782               2,101,879
Lonmin                                               28,487               1,860,895
                                                                    ---------------
Total                                                                     3,962,774
-----------------------------------------------------------------------------------

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------

 16 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                   VALUE(A)

UNITED STATES (17.6%)
Freeport-McMoRan Copper & Gold                      109,513              $7,248,665
Golden Star Resources                               750,000(b)            3,300,000
Jaguar Mining                                       150,000(b,d)            801,778
Meridian Gold                                       100,000(b)            2,553,000
Mosaic                                              103,146(b)            2,749,872
Newmont Mining                                       79,480               3,337,365
Stillwater Mining                                    50,000(b)              634,500
                                                                    ---------------
Total                                                                    20,625,180
-----------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost: $89,379,113)                                                    $114,820,959
-----------------------------------------------------------------------------------

OTHER (--%)(c)
ISSUER                                            SHARES                   VALUE(A)
CANADA
Goldcorp
 Warrants                                             2,750(b,d)            $30,733
-----------------------------------------------------------------------------------

TOTAL OTHER
(Cost: $4,825)                                                              $30,733
-----------------------------------------------------------------------------------

MONEY MARKET FUND (0.9%)(f)
                                                  SHARES                   VALUE(A)
RiverSource Short-Term Cash Fund                  1,029,104(g)           $1,029,104
-----------------------------------------------------------------------------------

TOTAL MONEY MARKET FUND
(Cost: $1,029,104)                                                       $1,029,104
-----------------------------------------------------------------------------------

TOTAL INVESTMENTS IN SECURITIES
(Cost: $90,413,042)(h)                                                 $115,880,796
===================================================================================

NOTES TO INVESTMENTS IN SECURITIES

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to methods selected in good faith by the Fund's Board of Directors. Information concerning such security holdings at March 31, 2007, is as follows:

                                                      ACQUISITION
SECURITY                                                 DATES             COST
---------------------------------------------------------------------------------
Goldcorp Warrants                                      10-14-04            $4,825
Jaguar Mining                                          12-22-04           430,008

(e) At March 31, 2007, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.8% of net assets. See Note 6 to the financial statements. 0.1% of net assets is the Fund's cash equivalent position.

(g)  Affiliated Money Market Fund -- See Note 7 to the financial statements.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  17

(h) At March 31, 2007, the cost of securities for federal income tax purposes was $99,998,438 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $ 17,759,154
Unrealized depreciation                                             (1,876,796)
------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 15,882,358
------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.

--------------------------------------------------------------------------------

 18 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2007

ASSETS
Investments in securities, at value (Note 1)
   Unaffiliated issuers* (identified cost $89,383,938)          $114,851,692
   Affiliated money market fund (identified cost $1,029,104)
   (Note 7)                                                        1,029,104
----------------------------------------------------------------------------
Total investments in securities (identified cost
   $90,413,042)                                                  115,880,796
Capital shares receivable                                             82,397
Dividends and accrued interest receivable                              2,342
Receivable for investment securities sold                          4,694,087
----------------------------------------------------------------------------
Total assets                                                     120,659,622
----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 2,020
Payable for investment securities purchased                        2,428,884
Payable upon return of securities loaned (Note 6)                    909,000
Unrealized depreciation on foreign currency contracts held,
   at value (Note 5)                                                     118
Accrued investment management services fee                             2,563
Accrued distribution fee                                              47,524
Accrued transfer agency fee                                              522
Accrued administrative services fee                                      192
Accrued plan administration services fee                                  40
Other accrued expenses                                                58,720
----------------------------------------------------------------------------
Total liabilities                                                  3,449,583
----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock              $117,210,039
============================================================================

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  19

MARCH 31, 2007

REPRESENTED BY
Capital stock -- $.01 par value (Note 1)                        $     84,188
Additional paid-in capital                                        89,965,324
Excess of distributions over net investment income                (7,942,195)
Accumulated net realized gain (loss)                               9,635,086
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign
   currencies (Note 5)                                            25,467,636
----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
   capital stock                                                $117,210,039
============================================================================

Net assets applicable to outstanding shares:  Class A                         $ 97,644,562
                                              Class B                         $ 17,659,188
                                              Class C                         $  1,801,852
                                              Class I                         $     14,068
                                              Class R4                        $     90,369
Net asset value per share of outstanding
   capital stock:                             Class A shares     6,936,869    $      14.08
                                              Class B shares     1,336,794    $      13.21
                                              Class C shares       137,792    $      13.08
                                              Class I shares           989    $      14.22
                                              Class R4 shares        6,356    $      14.22
------------------------------------------------------------------------------------------
* Including securities on loan, at value
   (Note 6)                                                                   $    827,460
------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 20 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2007

INVESTMENT INCOME
Income:
Dividends                                                       $    825,997
Interest                                                              82,419
Income distributions from affiliated money market fund (Note
   7)                                                                 92,425
Fee income from securities lending (Note 6)                            9,358
   Less foreign taxes withheld                                       (41,051)
----------------------------------------------------------------------------
Total income                                                         969,148
----------------------------------------------------------------------------
Expenses (Note 2):
Investment management services fee                                   876,127
Distribution fee
   Class A                                                           229,568
   Class B                                                           182,836
   Class C                                                            18,005
Transfer agency fee
   Class A                                                           151,895
   Class B                                                            32,016
   Class C                                                             3,052
   Class R4                                                              114
Service fee -- Class R4                                                   70
Administrative services fees and expenses                             67,215
Plan administration services fee -- Class R4                              74
Compensation of board members                                          2,190
Custodian fees                                                        23,141
Printing and postage                                                  42,889
Registration fees                                                     47,856
Professional fees                                                     24,917
Other                                                                 15,174
----------------------------------------------------------------------------
Total expenses                                                     1,717,139
   Expenses waived/reimbursed by the Investment Manager and
      its affiliates (Note 2)                                            (10)
----------------------------------------------------------------------------
                                                                   1,717,129
   Earnings and bank fee credits on cash balances (Note 2)           (11,820)
----------------------------------------------------------------------------
Total net expenses                                                 1,705,309
----------------------------------------------------------------------------
Investment income (loss) -- net                                     (736,161)
----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
   Security transactions (Note 3)                                 20,406,451
   Foreign currency transactions                                     (65,653)
   Options contracts written (Note 8)                                189,773
   Payment from affiliate (Note 2)                                     4,018
----------------------------------------------------------------------------
Net realized gain (loss) on investments                           20,534,589
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and liabilities
   in foreign currencies                                         (10,401,536)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies             10,133,053
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   $  9,396,892
============================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED MARCH 31,                                          2007            2006
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                           $   (736,161)   $   (409,258)
Net realized gain (loss) on investments                     20,534,589      16,185,327
Net change in unrealized appreciation (depreciation) on
   investments and on translation of assets and
   liabilities in foreign currencies                       (10,401,536)     28,894,239
--------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                9,396,892      44,670,308
--------------------------------------------------------------------------------------
Distributions to shareholders from:
   Net investment income
      Class A                                               (6,649,089)             --
      Class B                                               (1,188,192)             --
      Class C                                                 (118,144)             --
      Class I                                                   (1,129)             --
      Class R4                                                  (7,356)             --
   Net realized gain
      Class A                                               (5,320,352)             --
      Class B                                               (1,067,117)             --
      Class C                                                 (105,928)             --
      Class I                                                     (858)             --
      Class R4                                                  (5,743)             --
--------------------------------------------------------------------------------------
Total distributions                                        (14,463,908)             --
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
Proceeds from sales
   Class A shares (Note 2)                                  26,516,331      13,478,395
   Class B shares                                            4,406,800       3,585,033
   Class C shares                                              601,027         363,333
   Class R4 shares                                             123,436          45,705
Reinvestment of distributions at net asset value
   Class A shares                                           11,714,241              --
   Class B shares                                            2,235,142              --
   Class C shares                                              212,003              --
   Class R4 shares                                              12,831              --
Payments for redemptions
   Class A shares                                          (23,539,157)    (24,258,819)
   Class B shares (Note 2)                                  (8,349,788)     (8,187,864)
   Class C shares (Note 2)                                    (847,631)       (984,979)
   Class R4 shares                                            (116,788)        (35,755)
--------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
   transactions                                             12,968,447     (15,994,951)
--------------------------------------------------------------------------------------
Total increase (decrease) in net assets                      7,901,431      28,675,357
Net assets at beginning of year                            109,308,608      80,633,251
--------------------------------------------------------------------------------------
Net assets at end of year                                 $117,210,039    $109,308,608
======================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

 22 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of RiverSource Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. RiverSource Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board. The Fund invests primarily in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals).

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares have no sales charge and are offered only to qualifying institutional investors.

In September 2006, the Board approved renaming Class Y as Class R4, terminating the shareholder servicing agreement, revising the fee structure under the transfer agent agreement from account-based to asset-based, and adopting a plan administration services agreement. These changes were effective Dec. 11, 2006.

At March 31, 2007, Ameriprise Financial, Inc. (Ameriprise Financial) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES

Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  23

VALUATION OF SECURITIES

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. The procedures adopted by the Board of Directors of the funds generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign equities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial will fair value foreign equity securities pursuant to procedures adopted by the Board of Directors of the funds, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

ILLIQUID SECURITIES

At March 31, 2007, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at March 31, 2007 was $832,511 representing 0.71% of net assets. These securities are valued at fair value according to methods selected in good faith by the Board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

--------------------------------------------------------------------------------

 24 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

OPTION TRANSACTIONS

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FUTURES TRANSACTIONS

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  25

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES

The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------

 26 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,392,670 and accumulated net realized gain has been decreased by $2,392,670.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                                       2007         2006
-----------------------------------------------------------------------------
CLASS A
Distributions paid from:
      Ordinary income...............................    $10,005,006    $   --
      Long-term capital gain........................      1,964,435        --
CLASS B
Distributions paid from:
      Ordinary income...............................      1,861,297        --
      Long-term capital gain........................        394,012        --
CLASS C
Distributions paid from:
      Ordinary income...............................        184,960        --
      Long-term capital gain........................         39,112        --
CLASS I
Distributions paid from:
      Ordinary income...............................          1,670        --
      Long-term capital gain........................            317        --
CLASS R4*
Distributions paid from:
      Ordinary income...............................         10,979        --
      Long-term capital gain........................          2,120        --

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

At March 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.............................    $ 1,572,829
Accumulated long-term gain (loss).........................    $ 9,705,858
Unrealized appreciation (depreciation)....................    $15,881,840

RECENT ACCOUNTING PRONOUNCEMENTS

On Sept. 20, 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157"). SFAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of SFAS 157 is required for fiscal years beginning after Nov. 15, 2007 and interim periods within those fiscal years. The impact of SFAS 157 on the financial statements is being evaluated.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  27

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 prescribes a two-step process to recognize and measure a tax position taken or expected to be taken in a tax return. The first step is to determine whether a tax position has met the more-likely-than-not recognition threshold and the second step is to measure a tax position that meets the threshold to determine the amount of benefit to recognize. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after Dec. 15, 2006. Tax positions of the Fund are being evaluated to determine the impact, if any, to the Fund. The adoption of FIN 48 is not anticipated to have a material impact on the Fund.

DIVIDENDS TO SHAREHOLDERS

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $20,073 for the year ended March 31, 2007.

Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase.

--------------------------------------------------------------------------------

 28 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

Other expenses in the amount of $5,831 are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board.

Compensation of Board members includes, for the former Board Chair, compensation as well as retirement benefits. Certain other aspects of the former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Professional fees include fees paid by the Fund for legal services and independent auditor services.

Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual fee per shareholder account for this service as follows:

-  Class A $19.50

-  Class B $20.50

-  Class C $20.00

Effective Dec. 11, 2006, as part of the Board's approval to rename Class Y as Class R4, the fee structure under the Transfer Agency Agreement was revised from an account-based fee for Class Y to an asset-based fee for Class R4. The Fund will pay the Transfer Agent an annual asset-based fee of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. Prior to Dec. 11, 2006, the Fund paid the Transfer Agent an annual account-based fee of $17.50 per shareholder account.

Prior to Dec. 11, 2006, Class I paid a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations. Effective Dec. 11, 2006, this fee was eliminated.

The Transfer Agent charges an annual closed account fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the statement of operations.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  29

The Fund has agreements with Ameriprise Financial Services, Inc. and RiverSource Distributors, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets for Class B and Class C shares.

Beginning Dec. 11, 2006, a new Plan Administration Services Agreement was adopted for the restructured Class R4. The fee is calculated at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares.

Prior to Dec. 11, 2006, under a Shareholder Service Agreement, the Fund paid the Distributor a fee for service provided to shareholders by the Distributor and other servicing agents with respect to those shares. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares. Effective Dec. 11, 2006, this agreement was terminated.

Sales charges received by the Distributor for distributing Fund shares were $164,446 for Class A, $13,678 for Class B and $336 for Class C for the year ended March 31, 2007.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the year ended March 31, 2007, the Investment Manager and its affiliates waived certain fees and expenses (excluding fees and expenses of acquired funds), such that net expenses were 1.23% for Class R4. Of these waived fees and expenses, the transfer agency fees waived for Class R4 were $10. Effective Dec. 11, 2006, with the renaming of Class Y as Class R4, the Investment Manager and its affiliates have agreed to waive certain fees and expenses until March 31, 2008, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.32% of the Fund's average daily net assets for Class R4.

During the year ended March 31, 2007, the Fund's custodian and transfer agency fees were reduced by $11,820 as a result of earnings and bank fee credits from overnight cash balances. The Fund also pays custodian fees to Ameriprise Trust Company, an affiliate of Ameriprise Financial.

In addition, the Fund received a one time payment of $4,018 by Ameriprise Financial for additional earnings from overnight cash balances determined to be owed for prior years. This amount was insignificant to the Fund's net asset value and total return.

--------------------------------------------------------------------------------

 30 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $127,253,840 and $130,405,729, respectively, for the year ended March 31, 2007. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                            YEAR ENDED MARCH 31, 2007
                               CLASS A     CLASS B    CLASS C   CLASS I    CLASS R4*
------------------------------------------------------------------------------------
Sold                           1,804,776    315,258    42,718         --     8,199
Issued for reinvested
   distributions                 842,751    171,013    16,384         --       915
Redeemed                      (1,615,320)  (606,412)  (59,990)        --    (7,970)
------------------------------------------------------------------------------------
Net increase (decrease)        1,032,207   (120,141)     (888)        --     1,144
------------------------------------------------------------------------------------

                                              YEAR ENDED MARCH 31, 2006
                                 CLASS A     CLASS B    CLASS C   CLASS I    CLASS R4*
--------------------------------------------------------------------------------------
Sold                             1,268,071    345,707    33,131         --     4,048
Issued for reinvested
 distributions                          --         --        --         --        --
Redeemed                        (2,299,950)  (836,454)  (87,863)        --    (3,673)
--------------------------------------------------------------------------------------
Net increase (decrease)         (1,031,879)  (490,747)  (54,732)        --       375
--------------------------------------------------------------------------------------

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

5. FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2007, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                         CURRENCY TO       CURRENCY TO       UNREALIZED      UNREALIZED
EXCHANGE DATE            BE DELIVERED      BE RECEIVED      APPRECIATION    DEPRECIATION
----------------------------------------------------------------------------------------
April 4, 2007                230,874             266,412        $ --            $ 76
                         U.S. Dollar     Canadian Dollar
April 4, 2007                263,682             304,322          --              42
                         U.S. Dollar     Canadian Dollar
----------------------------------------------------------------------------------------
Total                                                           $ --            $118
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  31

6. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers banks or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned, e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower. The Investment Manager serves as securities lending agent for the Fund under the investment management services agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At March 31, 2007, securities valued at $827,460 were on loan to brokers. For collateral, the Fund received $909,000 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the "Investments in securities." Income from securities lending amounted to $9,358 for the year ended March 31, 2007. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                                    YEAR ENDED MARCH 31, 2007
                                                              CALLS
-----------------------------------------------------------------------------
                                                    CONTRACTS       PREMIUMS
-----------------------------------------------------------------------------
Balance March 31, 2006                                   --         $      --
Opened                                                2,200           265,073
Closed                                               (1,350)         (162,451)
Expired                                                (850)         (102,622)
-----------------------------------------------------------------------------
Balance March 31, 2007                                   --         $      --
-----------------------------------------------------------------------------

See "Summary of significant accounting policies."

--------------------------------------------------------------------------------

 32 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

9. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 19, 2006. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other RiverSource funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.40% or the JPMCB Prime Commercial Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. Prior to this agreement, the Fund paid a commitment fee equal to its pro rata share of the amount of credit facility at a rate of 0.07% per annum. The Fund had no borrowings under the facility outstanding during the year ended March 31, 2007.

10. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  33

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), the parent company of RiverSource Investments, LLC (RiverSource Investments), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce
(MDOC) related to market timing activities. In connection with these matters, the SEC and MDOC issued orders (the Orders) alleging that AEFC violated certain provisions of the federal and Minnesota securities laws by failing to adequately disclose market timing activities by allowing certain identified market timers to continue to market time contrary to disclosures in mutual fund and variable annuity product prospectuses. The Orders also alleged that AEFC failed to implement procedures to detect and prevent market timing in 401(k) plans for employees of AEFC and related companies and failed to adequately disclose that there were no such procedures. Pursuant to the MDOC Order, the MDOC also alleged that AEFC allowed inappropriate market timing to occur by failing to have written policies and procedures and failing to properly supervise its employees.

As a result of the Orders, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. Pursuant to the terms of the Orders, AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to make presentations at least annually to its board of directors and the relevant mutual funds' board that include an overview of policies and procedures to prevent market timing, material changes to these policies and procedures and whether disclosures related to market timing are consistent with the SEC order and federal securities laws. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. In addition, AEFC agreed to complete and submit to the MDOC a compliance review of its procedures regarding market timing within one year of the MDOC Order, including a summary of actions taken to ensure compliance with applicable laws and regulations and certification by a senior officer regarding compliance and supervisory procedures.

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

--------------------------------------------------------------------------------

 34 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  35

11. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

CLASS A

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,              2007           2006           2005           2004           2003
Net asset value, beginning of period     $14.73          $8.98         $12.63          $7.23          $7.25
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.07)          (.04)          (.09)          (.02)          (.02)
Net gains (losses) (both realized and
 unrealized)                               1.37           5.79          (2.40)          6.27            .34
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.30           5.75          (2.49)          6.25            .32
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (1.08)            --          (1.16)          (.85)          (.34)
Distributions from realized gains          (.87)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.95)            --          (1.16)          (.85)          (.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.08         $14.73          $8.98         $12.63          $7.23
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $98            $87            $62            $80            $45
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.40%          1.46%          1.50%          1.55%          1.66%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.52%)         (.32%)         (.86%)         (.81%)         (.30%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         114%           111%           196%           173%           343%
-----------------------------------------------------------------------------------------------------------
Total return(d)                           9.00%         64.03%        (19.94%)        87.27%(e)       3.91%(f)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.
(e) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.
(f) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

--------------------------------------------------------------------------------

 36 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

CLASS B

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,   2007                 2006           2005           2004           2003
Net asset value, beginning of
 period                          $13.93             $8.56         $12.08          $6.95          $6.99
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income (loss)       (.17)             (.12)          (.17)          (.08)          (.08)
Net gains (losses) (both
 realized and unrealized)          1.28              5.49          (2.28)          5.99            .34
------------------------------------------------------------------------------------------------------
Total from investment
 operations                        1.11              5.37          (2.45)          5.91            .26
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                            (.96)               --          (1.07)          (.78)          (.30)
Distributions from realized
 gains                             (.87)               --             --             --             --
------------------------------------------------------------------------------------------------------
Total distributions               (1.83)               --          (1.07)          (.78)          (.30)
------------------------------------------------------------------------------------------------------
Net asset value, end of
 period                          $13.21            $13.93          $8.56         $12.08          $6.95
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                          $18               $20            $17            $27            $16
------------------------------------------------------------------------------------------------------
Ratio of expenses to average
 daily net assets(b),(c)          2.15%             2.22%          2.26%          2.30%          2.42%
------------------------------------------------------------------------------------------------------
Ratio of net investment
 income (loss) to average
 daily net assets                (1.28%)           (1.10%)        (1.64%)        (1.58%)        (1.01%)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term
 securities)                       114%              111%           196%           173%           343%
------------------------------------------------------------------------------------------------------
Total return(d)                   8.13%            62.73%        (20.52%)        85.81%(e)       3.21%(f)
------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.
(e) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.
(f) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  37

CLASS C

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $13.81          $8.48         $12.00          $6.90          $6.98
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.17)          (.12)          (.16)          (.13)          (.08)
Net gains (losses) (both realized and
 unrealized)                               1.27           5.45          (2.27)          6.00            .34
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.10           5.33          (2.43)          5.87            .26
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.96)            --          (1.09)          (.77)          (.34)
Distributions from realized gains          (.87)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.83)            --          (1.09)          (.77)          (.34)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $13.08         $13.81          $8.48         $12.00          $6.90
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                   $2             $2             $2             $2             $2
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        2.15%          2.20%          2.24%          2.29%          2.42%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets             (1.28%)        (1.11%)        (1.61%)        (1.54%)         (.89%)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         114%           111%           196%           173%           343%
-----------------------------------------------------------------------------------------------------------
Total return(d)                           8.14%         62.85%        (20.54%)        85.88%(e)       3.15%(f)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)  Total return does not reflect payment of a sales charge.
(e) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.
(f) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

--------------------------------------------------------------------------------

 38 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

CLASS I

PER SHARE INCOME AND CAPITAL CHANGES(a)
FISCAL PERIOD ENDED MARCH 31,           2007              2006        2005(B)

Net asset value, beginning of period     $14.86          $9.02         $10.11
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.02)           .02           (.02)
Net gains (losses) (both realized and
 unrealized)                               1.39           5.82            .14
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.37           5.84            .12
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (1.14)            --          (1.21)
Distributions from realized gains          (.87)            --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (2.01)            --          (1.21)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.22         $14.86          $9.02
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(c),(d)                         .97%          1.00%           .99%(e)
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.11%)          .16%          (.28%)(e)
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         114%           111%           196%
-----------------------------------------------------------------------------------------------------------
Total return(f)                           9.39%         64.75%           .87%(g)
-----------------------------------------------------------------------------------------------------------

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date is July 15, 2004.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e)  Adjusted to an annual basis.
(f)  Total return does not reflect payment of a sales charge.
(g)  Not annualized.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  39

CLASS R4*

PER SHARE INCOME AND CAPITAL CHANGES(A)
FISCAL PERIOD ENDED MARCH 31,           2007              2006           2005           2004           2003
Net asset value, beginning of period     $14.86          $9.04         $12.69          $7.26          $7.28
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               (.05)          (.01)          (.07)           .02           (.01)
Net gains (losses) (both realized and
 unrealized)                               1.39           5.83          (2.40)          6.28            .34
-----------------------------------------------------------------------------------------------------------
Total from investment operations           1.34           5.82          (2.47)          6.30            .33
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income      (1.11)            --          (1.18)          (.87)          (.35)
Distributions from realized gains          (.87)            --             --             --             --
-----------------------------------------------------------------------------------------------------------
Total distributions                       (1.98)            --          (1.18)          (.87)          (.35)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period           $14.22         $14.86          $9.04         $12.69          $7.26
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                                  $--            $--            $--            $--            $--
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average daily
 net assets(b),(c)                        1.23%(d)       1.28%          1.35%          1.36%          1.51%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
 to average daily net assets              (.36%)         (.12%)         (.82%)         (.73%)          .04%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate
 (excluding short-term securities)         114%           111%           196%           173%           343%
-----------------------------------------------------------------------------------------------------------
Total return(e)                           9.18%         64.38%        (19.72%)        87.64%(f)       4.02%(g)
-----------------------------------------------------------------------------------------------------------

 *   Effective Dec. 11, 2006, Class Y was renamed Class R4.
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Expense ratio is based on total expenses of the Fund before reduction of earnings and bank fee credits on cash balances. Includes the impact of a performance incentive adjustment fee, if any.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d) The Investment Manager and its affiliates waived/reimbursed the Fund for certain expenses. Had they not done so, the annual ratio of expenses for Class R4 would have been 1.24% for the year ended March 31, 2007.
(e)  Total return does not reflect payment of a sales charge.
(f) During the year ended March 31, 2004, the Investment Manager voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.
(g) During the year ended March 31, 2003, the Investment Manager reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

--------------------------------------------------------------------------------

 40 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD AND SHAREHOLDERS

RIVERSOURCE SELECTED SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of RiverSource Precious Metals and Mining Fund (a series of RiverSource Selected Series, Inc.) as of March 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2007, and the financial highlights for each of the years or periods in the five-year period ended March 31, 2007. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Precious Metals and Mining Fund as of March 31, 2007, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Minneapolis, Minnesota
May 21, 2007

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  41

FEDERAL INCOME TAX INFORMATION

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2007

CLASS A

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          10.69%
      Dividends Received Deduction for corporations.........           1.78%

PAYABLE DATE                                                     PER SHARE
Dec. 20, 2006...............................................        $1.63022

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.32013
Total distributions.........................................        $1.95035

CLASS B

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          10.69%
      Dividends Received Deduction for corporations.........           1.78%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.51204

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.32013
Total distributions.........................................        $1.83217

CLASS C

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          10.69%
      Dividends Received Deduction for corporations.........           1.78%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.51390

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.32013
Total distributions.........................................        $1.83403

--------------------------------------------------------------------------------

 42 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

CLASS I

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          10.69%
      Dividends Received Deduction for corporations.........           1.78%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.68844

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.32013
Total distributions.........................................        $2.00857

CLASS R4*

INCOME DISTRIBUTIONS - taxable as dividend income:
      Qualified Dividend Income for individuals.............          10.69%
      Dividends Received Deduction for corporations.........           1.78%

PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $1.65739

CAPITAL GAIN DISTRIBUTION - taxable as long-term capital gain.
PAYABLE DATE                                                       PER SHARE
Dec. 20, 2006...............................................        $0.32013
Total distributions.........................................        $1.97752

* Effective Dec. 11, 2006, Class Y was renamed Class R4.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. Each member oversees 102 RiverSource funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Kathleen Blatz           Board member       Chief Justice, Minnesota Supreme
901 S. Marquette Ave.    since 2006         Court, 1998-2005
Minneapolis, MN 55402
Age 52
-----------------------------------------------------------------------------------------------------
Arne H. Carlson          Board member       Chair, RiverSource Funds,
901 S. Marquette Ave.    since 1999         1999-2006; former Governor of
Minneapolis, MN 55402                       Minnesota
Age 72
-----------------------------------------------------------------------------------------------------
Patricia M. Flynn        Board member       Trustee Professor of Economics and
901 S. Marquette Ave.    since 2004         Management, Bentley College; former
Minneapolis, MN 55402                       Dean, McCallum Graduate School of
Age 56                                      Business, Bentley College
-----------------------------------------------------------------------------------------------------
Anne P. Jones            Board member       Attorney and Consultant
901 S. Marquette Ave.    since 1985
Minneapolis, MN 55402
Age 72
-----------------------------------------------------------------------------------------------------
Jeffrey Laikind, CFA     Board member       Former Managing Director, Shikiar    American Progressive
901 S. Marquette Ave.    since 2005         Asset Management                     Insurance
Minneapolis, MN 55402
Age 71
-----------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.    Board member       President Emeritus and Professor of  Valmont Industries,
901 S. Marquette Ave.    since 2002 and     Economics, Carleton College          Inc. (manufactures
Minneapolis, MN 55402    Chair of the                                            irrigation systems)
Age 68                   Board since 2007
-----------------------------------------------------------------------------------------------------
Catherine James Paglia   Board member       Director, Enterprise Asset           Strategic
901 S. Marquette Ave.    since 2004         Management, Inc. (private real       Distribution, Inc.
Minneapolis, MN 55402                       estate and asset management          (transportation,
Age 54                                      company)                             distribution and
                                                                                 logistics
                                                                                 consultants)
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 44 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
Alison Taunton-Rigby     Board member       Chief Executive Officer, RiboNovix,  Hybridon, Inc.
901 S. Marquette Ave.    since 2002         Inc. since 2003 (biotechnology);     (biotechnology);
Minneapolis, MN 55402                       former President, Forester Biotech   American Healthways,
Age 63                                                                           Inc. (health
                                                                                 management programs)
-----------------------------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION                 OTHER
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS               DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
William F. Truscott      Board member       President -- U.S. Asset Management
53600 Ameriprise         since 2001, Vice   and Chief Investment Officer,
Financial Center         President since    Ameriprise Financial, Inc. and
Minneapolis, MN 55474    2002               President, Chairman of the Board
Age 46                                      and Chief Investment Officer,
                                            RiverSource Investments, LLC since
                                            2005; President, Ameriprise
                                            Certificate Company since 2006;
                                            Senior Vice President -- Chief
                                            Investment Officer, Ameriprise
                                            Financial, Inc. and Chairman of the
                                            Board and Chief Investment Officer,
                                            RiverSource Investments, LLC,
                                            2001-2005
-----------------------------------------------------------------------------------------------------

* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  45

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                    POSITION HELD
ADDRESS,                 WITH FUND AND      PRINCIPAL OCCUPATION
AGE                      LENGTH OF SERVICE  DURING PAST FIVE YEARS
------------------------------------------------------------------
Patrick T. Bannigan      President since    Senior Vice
172 Ameriprise           2006               President -- Asset
Financial Center                            Management,
Minneapolis, MN 55474                       RiverSource
Age 41                                      Investments, LLC since
                                            2006; Managing
                                            Director and Global
                                            Head of Product,
                                            Morgan Stanley
                                            Investment Management,
                                            2004-2006; President,
                                            Touchstone
                                            Investments,
                                            2002-2004; Director of
                                            Strategic Planning,
                                            Evergreen Investments,
                                            1995-2002
------------------------------------------------------------------
Michelle M. Keeley       Vice President     Executive Vice
172 Ameriprise           since 2004         President -- Equity
Financial Center                            and Fixed Income,
Minneapolis, MN 55474                       Ameriprise Financial,
Age 43                                      Inc. and RiverSource
                                            Investments, LLC since
                                            2006; Vice
                                            President -- Investments,
                                            Ameriprise Certificate
                                            Company since 2003;
                                            Senior Vice
                                            President -- Fixed
                                            Income, Ameriprise
                                            Financial, Inc.,
                                            2002-2006 and
                                            RiverSource
                                            Investments, LLC,
                                            2004-2006; Managing
                                            Director, Zurich
                                            Global Assets,
                                            2001-2002
------------------------------------------------------------------
Amy K. Johnson           Vice President     Vice
5228 Ameriprise          since 2006         President -- Asset
Financial Center                            Management and Trust
Minneapolis, MN 55474                       Company Services,
Age 41                                      RiverSource
                                            Investments, LLC since
                                            2006; Vice
                                            President -- Operations
                                            and Compliance,
                                            RiverSource
                                            Investments, LLC,
                                            2004-2006; Director of
                                            Product
                                            Development -- Mutual
                                            Funds, Ameriprise
                                            Financial, Inc.,
                                            2001-2004
------------------------------------------------------------------
Jeffrey P. Fox           Treasurer since    Vice
105 Ameriprise           2002               President -- Investment
Financial Center                            Accounting, Ameriprise
Minneapolis, MN 55474                       Financial, Inc. since
Age 51                                      2002; Vice
                                            President -- Finance,
                                            American Express
                                            Company, 2000-2002
------------------------------------------------------------------
Scott R. Plummer         Vice President,    Vice President and
5228 Ameriprise          General Counsel    Chief Counsel -- Asset
Financial Center         and Secretary      Management, Ameriprise
Minneapolis, MN 55474    since 2006         Financial, Inc. since
Age 47                                      2005; Vice President,
                                            General Counsel and
                                            Secretary, Ameriprise
                                            Certificate Company
                                            since 2005; Vice
                                            President -- Asset
                                            Management Compliance,
                                            Ameriprise Financial,
                                            Inc., 2004-2005;
                                            Senior Vice President
                                            and Chief Compliance
                                            Officer, U.S. Bancorp
                                            Asset Management,
                                            2002-2004; Second Vice
                                            President and
                                            Assistant General
                                            Counsel, Hartford
                                            Life, 2001-2002
------------------------------------------------------------------
Jennifer D. Lammers      Chief Compliance   U.S. Asset Management
172 Ameriprise           Officer since      Chief Compliance
Financial Center         2006               Officer, RiverSource
Minneapolis, MN 55474                       Investments, LLC since
Age 46                                      2006;
                                            Director -- Mutual
                                            Funds, Voyageur Asset
                                            Management, 2003-2006;
                                            Director of Finance,
                                            Voyageur Asset
                                            Management, 2000-2003
------------------------------------------------------------------
Neysa M. Alecu           Money Laundering   Compliance Director
2934 Ameriprise          Prevention         and Anti-Money
Financial Center         Officer since      Laundering Officer,
Minneapolis, MN 55474    2004               Ameriprise Financial,
Age 43                                      Inc. since 2004;
                                            Manager Anti-Money
                                            Laundering, Ameriprise
                                            Financial, Inc.,
                                            2003-2004; Compliance
                                            Director and Bank
                                            Secrecy Act Officer,
                                            American Express
                                            Centurion Bank,
                                            2000-2003
------------------------------------------------------------------

--------------------------------------------------------------------------------

 46 RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT

PROXY VOTING

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.

--------------------------------------------------------------------------------

           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2007 ANNUAL REPORT  47

RIVERSOURCE(R) PRECIOUS METALS AND MINING FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474


RIVERSOURCE. COM/FUNDS

(RIVERSOURCE INVESTMENTS LOGO)

This report must be accompanied or preceded by the Fund's current prospectus. RiverSource(R) mutual funds are distributed by RiverSource Distributors, Inc. and Ameriprise Financial Services, Inc., Members NASD, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.

                                                                S-6142 AD (5/07)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

         (a) Audit Fees. The fees paid for the years ended March 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for RiverSource Selected Series, Inc. were as follows:

              2007 - $24,000; 2006 - $23,200

         (b) Audit - Related Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for RiverSource Selected Series, Inc. were as follows:

              2007 - $30; 2006 - $16

         (c) Tax Fees. The fees paid for the years ended March 31, to KPMG LLP for tax compliance related services for RiverSource Selected Series, Inc. were as follows:

              2007 - $2,823; 2006 - $2,702

         (d) All Other Fees. The fees paid for the years ended March 31, to KPMG LLP for additional professional services for RiverSource Selected Series, Inc. were as follows:

              2007 - $73; 2006 - $300

         (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

         (e) (2) 100% of the services performed for items (b) through (d) above during 2007 and 2006 were pre-approved by the audit committee.

         (f) Not applicable.

         (g) Non-Audit Fees. The fees paid for the years ended March 31, by the registrant for non-audit services to KPMG LLP were as follows:

              2007 - $89,046; 2006 - $90,002

         The fees paid for the years ended March 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

              2007 - $86,150; 2006 - $87,000

         (h) 100% of the services performed for item (g) above during 2007 and 2006 were pre-approved by the audit committee.

*    2006 represents bills paid 4/1/05 - 3/31/06

     2007 represents bills paid 4/1/06 - 3/31/07

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment

         Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RiverSource Selected Series, Inc.
(Registrant)


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date June 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ----------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date June 4, 2007


By /s/ Jeffrey P. Fox
   ----------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date June 4, 2007